NATIONWIDE VARIABLE INSURANCE TRUST

NVIT BlueprintSM Managed Growth Fund
NVIT BlueprintSM Managed Growth & Income Fund
NVIT Investor Destinations Managed Growth Fund
NVIT Investor Destinations Managed Growth & Income Fund

Supplement dated October 14, 2021
to the Prospectus dated April 30, 2021

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT Investor Destinations Managed Growth Fund and NVIT Investor Destinations Managed Growth & Income Fund (the “Funds”)

Effective immediately, the Prospectus is amended as follows:

1.	The following supplements the “Large-Cap Stocks” section on page 34 of the Prospectus as it relates to the Funds:

NATIONWIDE MULTI-CAP PORTFOLIO. This Underlying Fund seeks to incrementally exceed the performance of the U.S. stock market, as represented by the Russell 3000® Index, over a full market cycle. The Russell 3000® Index is composed of the 3,000 largest U.S. companies by market capitalization, as determined by the Frank Russell Company.

2.	The following supplements the “Bonds” section on page 35 of the Prospectus as it relates to the Funds:

NATIONWIDE BOND PORTFOLIO. This Underlying Fund seeks to incrementally exceed the total return of the Bloomberg Barclay’s U.S. Aggregate Bond Index (“Aggregate Bond Index”), before the deduction of Fund expenses, over a full market cycle. The Aggregate Bond Index is a market-weighted index comprising approximately 8,200 U.S. dollar denominated investment grade bonds of different types with maturities greater than one year.

3.	The following supplements the “U.S. Stocks” section of the Appendix beginning on page 61 of the Prospectus:

NATIONWIDE MULTI-CAP PORTFOLIO seeks to incrementally exceed the performance of the U.S. stock market, as represented by the Russell 3000® Index, over a full market cycle. The Russell 3000® Index is composed of the 3,000 largest U.S. companies by market capitalization, as determined by the Frank Russell Company, and includes U.S. companies in a wide range of businesses and capitalization sizes. The Russell 3000® Index is a market-weighted index, which means that the stocks of the largest companies in the Index have the greatest effect on its performance. The Fund consists of four portions, or “sleeves,” managed by different subadvisers acting independently with respect to the assets of the Fund they manage. In combination, the Fund’s four sleeves are intended to provide a risk-controlled, low tracking error investment approach while achieving modest returns in excess of the Russell 3000® Index.

4.	The following supplements the “Bonds” section of the Appendix beginning on page 62 of the Prospectus:

NATIONWIDE BOND PORTFOLIO seeks to incrementally exceed the total return of the Bloomberg Barclay's U.S. Aggregate Bond Index (“Aggregate Bond Index”), before the deduction of Fund expenses, over a full market cycle. The Aggregate Bond Index is a market weighted index comprising approximately 8,200 U.S. dollar denominated investment grade bonds of different types with maturities greater than one year. Using a primarily quantitative investment approach, under normal circumstances the Fund invests at least 80% of its net assets in bonds and other debt securities somewhat similar to the composition of the Aggregate Bond Index, but deviates from the Aggregate Bond Index by also including (i) high yield bonds, (ii) debt securities denominated in currencies other than the U.S. dollar, and (iii) derivatives, such as futures and swaps. The Fund also employs different strategies in an attempt to generate a modest amount of outperformance over the Aggregate Bond Index. These strategies include, among others, (i) quantitatively-driven security selection, (ii) defensive sector tilting, (iii) long and short futures positions related to global developed market interest rates, and (iv) rotating sector emphasis based on the subadviser’s determination of which sectors, at any given time, provide favorable relative value.

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